# CARVER BANCORP, INC.

NASDAQ: CARV

# LIVING OUR MISSION

## ANNUAL MEETING OF SHAREHOLDERS

September 12, 2019

# Presentation Highlights by
Michael Pugh, President & CEO

- Mission and Impact
- Fiscal Year 2019 Highlights
- 2019 Achievements
- Community Investment
- Questions and Answers

# Forward Looking Statements

Certain statements contained in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements which may be identified by the use of such words as "believe," "expect," "anticipate," "intend," "should," "could," "planned," "estimated," "potential" and similar terms and phrases. Forward-looking statements are subject to risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Carver Bancorp, Inc. (the "Company") and Carver Federal Savings Bank (the "Bank") operate, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.

The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company and the Bank undertake no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made.

# Mission

**For over 70 years** Carver's mission has been to provide New Yorkers with access to competitively priced banking solutions regardless of their income level. As the largest African- and Caribbean-American managed and publicly traded Minority Depository Institution in the U.S. today, the bank continues to pay this mission forward by providing access to reasonably priced loan capital and no-cost financial literacy training to aspiring Minority and Women-owned Business Enterprises (MWBEs) and consumers across the Greater New York City region.

- Eight full-service branches in the New York City boroughs of Brooklyn, Manhattan, and Queens.
- Member of the Allpoint ATM network giving customers access to 55,000 ATMs nationwide.
- We offer a full range of banking services to meet customers' financial needs. Carver's free mobile app is available through the Apple and Google Play app stores.

# Community Impact – At A Glance

**80** Carver is committed to reinvesting approximately 80 cents of every dollar deposited back into our communities.

**23** Approximately $23 million in loans to MWBEs through public and private partnerships like the MTA Small Business Mentorship Program.

**74** 74% of Carver's loans are made in low- to moderate-income (LMI) communities.*

**155** Carver is designated as a Community Development Financial Institution with more than $155 million in financing.

- Consistently awarded an "Outstanding" rating for community reinvestment by the U.S. Office of the Comptroller of the Currency based on the geographic distribution of our loan portfolio to communities that we serve.
- As a leader in providing loans to MWBEs, we were Ranked #1 for three consecutive years (2014-2016) for the New York State "Bridge to Success" Loan Program.
- Provided free financial literacy training to more than 16,000 individuals, mostly low-income consumers and aspiring entrepreneurs.

# Fiscal Year 2019 Highlights

# Maintain strong Regulatory Capital as we refine our Operational Infrastructure*

Regulatory Capital: as of 3/31/19 the bank's capital ratio is 10.77%


Tier 1 Leverage Ratio
8.98%
10.16%
10.77%
2017
2018
2019

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.

# Focus on Relationship Banking*

- Retaining Core Customers
- Reducing Brokered Deposits

($ in millions)


$579
$587
$480
18.3%
21.5%
17.7%
$106
$126
$85
2017
2018
2019
Brokered Deposits Ratio
Total Deposits
Brokered Deposits

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.

# Maintaining a Strong Balance Sheet*

- Aligning the loan portfolio with regulatory safety and soundness priorities.

($ in millions)



$688
$579
$540
$694
$587
$473
$564
$480
$424
2017
2018
2019
Total Assets
Total Deposits
Net Loans

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.

# Credit Quality for the Bank remains strong*



Non-performing loans to total loans (NPL)
$545,552
$477,753
$428,828
1.5%
1.4%
2.4%
$8,418
$6,662
$10,294**
$990
$1,145
$404
2017
2018
2019
NPL
Total loans (in thousands)
Total non-performing loans (in thousands)
OREO

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.

**Of the $10.2MM in non-performing loans, $2.4MM are paying loans.

# CRE Concentration*


($ in millions)
$237
$205
323%
302%
$73
$68
2018
2019
CRE Concentration Ratio
CRE Loans
Risk Based Capital

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.

# Performance: Key Operating Metrics 2017 - 2019*

## Net Income ($ in thousands)


$(2,853)
$5,354**
$(5,936)***
2017
2018
2019

## Return on Average Assets


-0.41%
0.81%
-0.96%
2017
2018
2019

## Net Interest Margin


3.11%
2.94%
2.80%
2017
2018
2019

## Efficiency Ratio


110.47%
83.68%
127.67%
2017
2018
2019

CARVER BANCORP, INC.

*Carver Bancorp's Fiscal Year begins April 1 and ends March 31.
**Primarily due to the gain on sale of administrative office building.
***Includes approximately $1.2MM of non-recurring expenses.

# 2019 Achievements

**Corporate Governance**

- 100% of Carver's Board of Directors are persons of color
- 30% of Carver's Board of Directors are women
- 100% of Carver's Executive Management Team is comprised of persons of color or women

**Regulatory Excellence**

- Automating financial reporting and loan operations
- Implementing preventive cyber security measures
- Retaining talent for operational efficiency

**Carver Expands its Reach in the Community**

- Enhancing its online banking platform and attracting new audiences by increasing digital marketing through social media
- Building community partnerships through a Bank Enterprise Award federal grant
- Launching our enhanced ATM fleet for Customer access and convenience
  - 55,000 ATM Network (Allpoint)
  - Mobile Banking Access

**Carver Reinvests in the Community**

- Driving strategic partnerships with Minority and Women-owned Business Enterprises, in conjunction with:
  - Metropolitan Transportation Authority
  - Empire State Development Corporation

# Carver's Lending Achievement by Borough

**66%**

of Carver's loans are focused in New York City.

| Borough | No. of Loans | Aggregate Loan Amount ($MM) | Percentage of Loan Portfolio |
|---|---|---|---|
| Brooklyn | 203 | $132 | 31% |
| Manhattan | 95 | $81 | 19% |
| Queens | 69 | $34 | 8% |
| Bronx | 32 | $31 | 7% |
| Staten Island | 8 | $3 | 1% |
| **Totals** | **407** | **$281** | **66%** |

# Investing in our Communities


Sugar Hill
Creamery

Sugar Hill Creamery



THE RIVERSIDE CHURCH
IN THE CITY OF NEW YORK



red rabbit

# Banking with Carver. It's the Right Thing to Do.

Investing in our communities and empowering business entrepreneurs.


I AM MY ANCESTORS' WILDEST DREAMS
MORGAN LITTLE
Director of Programs
Sadie Nash Leadership Project
EMPOWERING WOMEN
BANKING WITH CARVER
IT'S THE RIGHT THING TO DO.
CARVER BANK
carverbank.com


IT'S THE RIGHT THING TO DO
CARVER BANK
STARBUCKS COFFEE

# Carver Bank
# Serving our Communities



HARLEM
QUEENS
BROOKLYN

## UPPER MANHATTAN

- Main Branch 125th Street
- Malcolm X Boulevard
- 145 St – Bradhurst

## BROOKLYN

- Atlantic Terminal
- Bedford-Stuyvesant Restoration Plaza
- Crown Heights
- Flatbush

REMOTE ATMs

- Atlantic Terminal Shopping Mall
- Fulton Street at Ralph

## QUEENS

- St. Albans

Digital Banking:
carverbank.com